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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 33-59004


                       SUPPLEMENT TO THE PROSPECTUS OF
                DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES

                                 MAY 28, 1996

   The sixth paragraph of the section entitled "The Fund and its Management" in the above Prospectus is revised to reflect that, effective May 1, 1997, the Trustees of the Fund have amended the Fund's Investment Management Agreement to reduce the compensation received by the Investment Manager under the Agreement for assets exceeding $3.5 billion, so that the compensation under the Agreement is calculated daily by applying the following annual rates to the Fund's net assets determined as of the close of each business day: 0.75% of the portion of daily net assets not exceeding $1 billion; 0.725% of the portion of daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.70% of the portion of daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.675% of the portion of daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; and 0.65% of the portion of daily net assets exceeding $3.5 billion.


May 2, 1997